UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

H. J. Heinz Company

(Name of Registrant as Specified In Its Charter)

Trian Partners GP, L.P.

Trian Partners General Partner, LLC

Trian Partners, L.P.

Trian Partners Master Fund, L.P.

Trian Partners Master Fund (Non-ERISA), L.P.

Trian Partners Parallel Fund I, L.P.

Trian Partners Parallel Fund I General Partner, LLC

Trian Partners Parallel Fund II, L.P.

Trian Partners Parallel Fund II GP, L.P.

Trian Partners Parallel Fund II General Partner, LLC

Trian SPV (SUB) I, L.P.

Trian Fund Management, L.P.

Trian Fund Management GP, LLC

Nelson Peltz

Peter W. May

Edward P. Garden

Castlerigg Master Investments Ltd.

Sandell Asset Management Corp.

Castlerigg International Limited

Castlerigg International Holdings Limited

Thomas E. Sandell

Gregory J. Norman

Peter H. Rothschild

Michael F. Weinstein

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐		Fee previously paid with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE TRIAN GROUP

RE: 2006 ANNUAL MEETING OF SHAREHOLDERS OF H.J. HEINZ COMPANY

AUGUST 16, 2006

Dear Fellow Shareholder:

Please accept our thanks for sending in your Gold Proxy Card.

To avoid any possible dispute as to the validity of your proxy for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed additional Gold Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This Proxy will automatically revoke any previously granted proxy when it is returned.

☐

Your previous Gold proxy was unsigned. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

☐	Your previous Gold proxy was undated. (Please date, sign and return the enclosed Gold Proxy Card in the enclosed envelope.)

☐

Your previous Gold proxy omitted your title or authority. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

☐

Your previous Gold proxy, as signed, did not conform to the name shown on the proxy. (Please date and sign the enclosed Gold proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

☐

Your previous Gold proxy was not signed by all joint owners. (If shares are registered in the name of more than one person, each such person should sign the enclosed Gold Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

☐	Your previous Gold proxy, as marked, did not clearly specify your instructions. Please sign, date and clearly mark your proxy.

☐	Other

Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed Gold Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. If you have any questions, please call Innisfree M&A Incorporated, the firm assisting us, toll-free at 877-456-3442. Once again, we greatly appreciate your support.

Sincerely,

THE TRIAN GROUP